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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 20, 2004

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                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

    Delaware                        1-9924                      52-1568099
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  (State or other                (Commission                  (IRS Employer
   jurisdiction of               File Number)               Identification No.)
   incorporation)



                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 5. Other Events.

In connection with an investigation first disclosed by Citigroup in November 2003, Citigroup has been notified by the Staff of the Securities and Exchange Commission (SEC) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of an internal transfer agent unit to serve primarily the Smith Barney family of funds. The Staff has not made a formal enforcement recommendation to the SEC. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC staff.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 20, 2004            CITIGROUP INC.


                                By:  /s/  John R. Dye
                                     -------------------------------
                                Name:  John R. Dye
                                Title: Assistant Secretary